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                                                                   Exhibit 10.44

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT (this "Agreement"), dated as of this 20th day of February, 2001, is made and entered into by and between NCO PORTFOLIO MANAGEMENT, INC., a Delaware corporation, with its principal offices at 507 Prudential Road, Horsham, PA 19044 (the "Company") and STEVEN WINOKUR, an individual, residing at (the "Employee").

         1. Employment. Subject to the Company's right to change the Employee's title from time to time, the Company wishes to employ the Employee and the Employee wishes to be so employed by the Company on the terms and conditions contained in this Agreement.

         2. Duties of the Employee. During the Term (as hereinafter defined) the Employee shall devote his full business time to the operations of the Company and shall perform duties customarily incident to the positions held by him, including, but not limited to, financial consulting and business advisory services as well as all other duties as the Executive Officers of the Company may from time to time assign to him. The Employee shall use his best efforts in the performance of his duties hereunder and to the promotion of the business and interests of the Company, it corporate parent and any of its corporate subsidiaries or affiliated companies. The Company hereby agrees that the Employee shall not be required to relocate his residence for employment purposes without the Employees prior consent.

         3. Term of Employment. The term of employment hereunder shall begin on the date hereof and shall continue for a term of four (4) years, unless sooner terminated in accordance with the terms of this Agreement (the "Term"). The Company shall, upon ninety (90) days' prior written notice to the Employee, have the option, subject to the Employee's acceptance, to extend the Term for two (2) additional one (1) year periods as it may determine.

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         4. Other Employment. The Employee shall not, during his employment by the Company, act in or otherwise perform any other work or accept employment with any other person or entity in violation of his duties and obligations under this Agreement, unless otherwise requested by the Executive Officers of the Company.

         5. Compensation of the Employee. As full compensation for the services rendered by the Employee pursuant to this Agreement, the Company agrees to pay and the Employee shall be entitled to the compensation set forth on the attached Exhibit "A".

         6. Employee Benefits and Business Expenses.

            A. Benefits. The Employee shall participate in the Company's medical and dental insurance plan, executive life and disability insurance plans and shall be otherwise entitled to participate in all benefits available to other similarly situated employees of the Company. The Employee shall be entitled to such periods of paid time off (vacation and personal days) in accordance with policies of the Company for similarly situated employees. The Employee shall schedule such vacations in accordance with the reasonable needs of the Company. Unused vacation or personal/sick days hereunder in any year shall not be cumulative and may not be carried forward into each ensuing year.

            B. Business Expenses. The Company will pay, or reimburse the Employee for, all ordinary and reasonable out-of-pocket business expenses, including lodging, tolls, beeper, reasonable cell phone expenses related to business of the Company, meals, transportation for business purposes and client entertainment, membership in trade associations incurred by the Employee in connection with his performance of services hereunder during the Term in accordance with the Company's expense authorization and approval procedures then in effect upon presentation to the Company of an itemized account and written proof of such expenses.

         7. Death or Total Disability of the Employee.

            A. Death. In the event of the death of the Employee during the Term or any extension thereof, this Agreement shall terminate effective as of the date of Employee's death, and the Company shall not have any further obligation or liability hereunder except that the Company shall pay to the Employee's designated beneficiary or, if none, his estate, the portion, if any, of his compensation (which shall be his regular Base Salary and Bonus) due for the period up to the Employee's date of death which is earned but remains unpaid.

            B. Total Disability. In the event of the Total Disability (as that term is hereinafter defined) of the Employee, the Company shall have the right to terminate the Employee's employment hereunder by giving the Employee ten (10) days' written notice thereof and, upon expiration of such ten (10) day period, the Company shall not have any further obligation or liability under this Agreement except that the Company shall pay to the Employee the portion, if any, of his compensation due to the Employee (which shall be his regular Base Salary and Bonus) for the period up to the date of termination which is earned but remains unpaid, provided that if the Employee, during any period of disability, receives any periodic payments representing lost compensation under any health and accident policy or under any salary continuation insurance policy, the premiums for which have been paid by the Company, the amount of the compensation, if any, that the Employee would be entitled to receive from the Company during such period of disability shall be decreased by the amounts of such payments.

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            The term "Total Disability," when used herein, shall mean a mental, emotional or physical condition which rendered the Employee for a period of ninety (90) consecutive days, during the Term of this Agreement, unable or incompetent to carry out, on the basis set forth herein, the job responsibilities he held or tasks that he was assigned at the time the disability was incurred. The Employee agrees, in the event of any dispute as to the determination made pursuant to this paragraph, to submit to a physical or other examination by a licensed physician selected jointly by the Company and the Employee, the cost of which examination shall be paid by the Company.

         8. Termination for Cause. The Company may terminate the Employee's employment relationship with the Company at any time for Cause (as hereinafter defined). Upon termination of the Employee under this Section 8, the Company shall have no obligation to the Employee for Base Salary, Bonus or other form of compensation or benefits other than (a) amounts of Base Salary accrued through the date of termination, and (b) reimbursement of appropriately documented expenses incurred by the Employee before the termination of employment, to the extent that the Employee would have been entitled to such reimbursement but for the termination of employment. For the purposes hereof, "Cause" shall mean any one or more of the following: (a) if the Employee is convicted of a felony involving fraud, theft or embezzlement or has entered a plea of nolo contendere (or similar plea) to a charge of such an offense; or (b) if the Employee commits any act of fraud or deliberate misappropriation relating to or involving the Company; or (c) habitual intoxication or drug addiction; or (d) if Employee commits a material breach of this Agreement, including failure to perform the duties hereunder to the reasonable satisfaction of the Company, which breach effects the business operations of Company, and which breach is not cured by Employee after thirty (30) days prior written notice and opportunity to cure.

         9. Termination without Cause. The Company may terminate the Employee's employment relationship with the Company at any time without Cause upon at least ninety (90) days' prior written notice to the Employee. Notwithstanding termination of the Employee' employment under this Section 9, the Employee shall continue to be eligible to receive and the Company shall continue to pay the Employee's Base Salary in accordance with the Company's standard payroll practices and all other compensation and benefits as such would have accrued through the end of the then applicable Term. In addition, the Employee shall receive a prorated portion of the Bonus earned up to the date of termination.

         10. Termination by the Employee. The Employee may terminate his employment at any time upon at least sixty (60) days' prior written notice to the Company. If the Employee terminates his employment, the Company shall have no obligation to Employee for Base Salary, Bonus or other form of compensation or benefits hereunder other than (a) amounts of Base Salary accrued through the date of termination, and (b) reimbursement of appropriately documented expenses incurred by the Employee before the termination of employment, to the extent that the Employee would have been entitled to such reimbursement but for the termination of employment.

         11. Non-Disclosure. The Employee recognizes and acknowledges that he will have access to certain confidential information of the Company and that such information constitutes valuable, special and unique property of the Company. The Employee agrees that he will not, for any reason or purpose whatsoever, during or after the Term of his employment and any extension thereof, disclose any of such confidential information to any party without express authorization of the Company, except as necessary in the ordinary course of performing his duties hereunder.

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         12. Restrictions. In consideration of the Company's employment of the
Employee in accordance herewith and for other good and valuable consideration, the Employee agrees that during the Term and any extension thereof and thereafter, for the purposes of section (A) below, for a period of one (1) year after employment ceases for any reason other than the Company not renewing this Agreement at the end of the Term or in the event that this Agreement is terminated without cause, then for the period during which the Company continues paying the Employee the Base Salary (as hereinafter defined), and for the purposes of sections (B) and (C) below, for a period of one (1) year after employment ceases, for any reason whatsoever, the Employee shall not, unless acting with the prior written consent of the Chief Executive Officer of the Company, directly or indirectly:

            (A) engage in (as a principal, shareholder, partner, director, officer, agent, employee, consultant or otherwise) or be financially interested in any business operating within the United States (the "Restricted Area"), including any former client or customer of the Company, i.e. one who sold to or purchased from the Company accounts receivable portfolios or was a business prospect for such transaction with the Company, which is involved in or any other business activities which are the same as, similar to or in competition with the business of the Company at the time of the termination of Employee's employment; provided however, that nothing contained in this Section 12 shall prevent Employee from holding for investment no more than three percent (3%) of any class of equity securities of a company whose securities are publicly traded on a national securities exchange or in a national market system; or (B) (i) solicit or bid for business from a client or customer of the Company or for or on behalf of, any person, company or other entity which is a competitor of the Company; or (ii) interfere with the Company's relationship with any of its employees or solicit for employment or in any other fashion hire, or induce or attempt to influence any employee to terminate his or her employment with Company; or (C) use the name of the Company or any name similar thereto, but nothing in this clause shall be deemed, by implication, to authorize or permit use of such name after expiration of the period covered by this paragraph.

         For good and valuable consideration the sufficiency of which the Employee hereby acknowledges, the Employee has agreed and does hereby agree to the restrictions set forth in Section 11 and this Section 12 and any other covenant or restriction contained in this Agreement. In the event that any provision of the foregoing restrictions should ever be adjudicated to exceed the time, geographic, service or product limitations permitted by applicable law in any jurisdiction, then such provisions shall be deemed reformed in such jurisdiction to the maximum time, geographic, service or product limitations permitted to applicable law.

         13. Equitable Relief; Survival.

            (a) The Employee acknowledges that the restrictions contained in paragraphs 11 and 12 hereof are, in view of the nature of the business of the Company, reasonable and necessary to protect the legitimate interests of the Company, and that any violation of any provisions of such paragraphs will result in irreparable injury to the Company. The Employee also acknowledges that the Company shall be entitled to temporary and permanent injunctive relief, without the necessity of proving actual damages, and to an equitable accounting of all earnings, profits and other benefits arising from any such violation, which rights shall be cumulative and in addition to any other rights or remedies to which the Company may be entitled. In the event of any such violation, the Company shall be entitled to commence and action for temporary and permanent injunctive relief and other equitable relief in any court of competent jurisdiction. Effective service of process may be made upon the Employee by mail under the notice provisions contained in Section 16 hereof.

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            (b) Survival of Covenants. The provisions of paragraphs 11 and 12 shall survive any termination of this Agreement.

         14. Remedies Cumulative; No Waiver. No remedy conferred upon the Company by this Agreement is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by the Company in exercising any right, remedy or power hereunder or existing at law or in equity shall be construed as a waiver thereof, and any such right, remedy or power may be exercised by the Company from time to time and as often as it deems expedient or necessary.

         15. Enforceability. If any provision of this Agreement shall be invalid or unenforceable, in whole or in part, then such provision shall be deemed to be modified or restricted to the extent and in the manner necessary to render the same valid and enforceable, or shall be deemed excised from this Agreement, as the case may require, and this Agreement shall be construed and enforced to the maximum extent permitted by law, as if such provision had been originally incorporated herein as so modified or restricted, or as if such provision had not been originally incorporated herein, as the case may be.

         16. Notices. All notices, request, demands, claims and other communications hereunder will be in writing. Any notices, requests, demands, claims or communications hereunder shall be deemed fully given if such are sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:


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                   If to the Company:        515 Pennsylvania Avenue
                                             Fort Washington, PA 19034
                                             Attn: Chief Executive Officer

                   If to the Employee:       _____________________________
                                             _____________________________


Any party hereto may give any notice, request, demand, claim or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the individual for whom it is intended. Any party hereto may change its address for the foregoing purposes by giving the other parties hereto notice in the manner herein set forth.

         17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         18 Contents of Contract; Amendment and Assignment. This Agreement sets forth the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes and is instead of all other employment arrangement between the Employee and the Company or any company affiliated with the Company. This Agreement cannot be changed, modified or terminated except upon written amendment duly executed by the parties hereto. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of the Employee hereunder are of a personal nature and shall not be assignable in whole or in part by the Employee. The Company may assign its rights hereunder to any of its wholly owned subsidiaries without the Employee's consent, provided, however, that the Company shall not relocate the primary work place of the Employee or change the duties of the Employee hereunder without the Employee's prior written consent.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties on the date first above written.

Attest:                                 NCO Portfolio Management, Inc.



______________________________ [SEAL]   BY:____________________________________


Witness:



______________________________          _______________________________________
                                        Steven Winokur



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                                   EXHIBIT "A"

                              EMPLOYEE COMPENSATION

                                 STEVEN WINOKUR

A. Base Salary: The Employee shall, during the Term, be paid an annual base salary (the "Base Salary") of Fifty Thousand Dollars ($50,000). The Base Salary shall be payable in installments, in arrears, in accordance with the Company's regular payroll practices, but not less often than monthly. The Employee's Base Salary shall be reviewed annually and shall be adjusted by not less than the prevailing Consumer Price Index ("CPI") for the Philadelphia, Pennsylvania area.

B. Bonus: In addition to the Base Salary, so long as the Employee satisfies the duties and obligations of his employment and the Company attains certain revenue and profitability goals as established by the compensation committee of the Company, the Employee shall be entitled to receive an annual bonus in an amount up to one hundred percent (100%) of the Base Salary.

C. Stock Option Plan: The Employee, as part of his compensation hereunder, shall receive an option to purchase up to 75,000 shares of the common stock of the Company, at a price of $7.00 per share, in accordance with the Company's Employee Stock Option Plan.



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